Supplement dated March 14, 2011
to the Class A and Class C Prospectus
for Principal Funds, Inc.
dated January 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Replace the Shareholder Fees table on page 42 with the following:

Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C
Maximum sales charge imposed on purchases (as a % of offering price)
Diversified Real Asset and Preferred Securities Funds	3.75%(1)	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of dollars subject to charge)
Diversified Real Asset and Preferred Securities Funds	1.00%(2)	1.00%(3)
(1)	Sales charges are reduced or eliminated for purchases of $100,000 or more for the Diversified Real Asset and
Preferred Securities Funds. See "Purchase of Class A Shares - Class A Sales Charges."
(2)	A contingent deferred sales charge applies on certain redemptions made within 12 months following purchases of
$500,000 or more for the Diversified Real Asset and Preferred Securities Funds made without a sales charge. There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of $500,000 or more for the Diversified Real Asset and Preferred Securities Funds made without a sales charge.
(3)	A contingent deferred sales charge applies on certain redemptions made within 12 months.